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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 13, 2006

                          VARIAN MEDICAL SYSTEMS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                     1-7598                94-2359345
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  (State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)              File Number)         Identification No.)

           3100 Hansen Way, Palo Alto, CA                      94304-1030
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      (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

     On July 13, 2006, Allen S. Lichter, M.D., announced his intention to resign from the Board of Directors of Varian Medical Systems, Inc. (the "Company") in order to devote full attention to his duties as the newly-appointed Chief Executive Officer of the American Society of Clinical Oncology. Dr. Lichter has served as a director of the Company since 2003 and will remain on the Board of Directors of the Company until a successor director is appointed or until his offer of resignation is sooner tendered and accepted by the Board of Directors.

     There has been no disagreement with Dr. Lichter as to the Company's policies, operations or practices.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Varian Medical Systems, Inc.


                                            By:
                                                   -----------------------------
                                            Name:  John W. Kuo
                                            Title: Corporate Vice President,
                                                   General Counsel and Secretary

Dated: July 17, 2006